UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

DATE OF REPORT: JUNE 8, 2004

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11038	41-0857886
(State of or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6680 N. Highway 49, Lino Lakes, Minnesota	55014
(Address of principal executive offices)	(zip code)

(651) 784-1250
(Registrant’s telephone number, including area code)

Not Applicable.
 (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant’s Certifying Accountant.

(a)	Previous independent accountants.

(i) On June 8, 2004, the Audit Committee elected not to retain Deloitte & Touche, LLP (“Deloitte”), which had previously served as the Company’s independent accountants.

(ii)     The reports of Deloitte on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) The Company’s Audit Committee participated in and approved the decision to change independent accountants on June 8, 2004.

(iv)     In connection with its audits for the 2002 and 2003 fiscal years and through June 8, 2004, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to such disagreements in their report on the financial statements for such years.

(v)     Following the completion of the 2003 audit of the financial statements of the Company, Deloitte provided the Audit Committee with a letter noting certain deficiencies in the design or operation of the Company’s internal control which, in Deloitte’s judgment, could adversely affect the Company’s ability to record, process, summarize and report financial data consistent with the assertions of the Company’s management in the financial statements. These conditions were discussed with the Company’s management and Audit Committee at various dates through June 8, 2004.

(vi)     The Company has requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether or not it agrees with the above statements.  A copy of such letter, dated June 8, 2004, is filed as Exhibit 16.1 to this Form 8-K.

(b)	New independent accountants.

On June 8, 2004, the Company engaged Virchow Krause & Company LLP (“VK”) as its new independent accountants.  Such engagement was approved by the Company’s Audit Committee on June 8, 2004.  In the Company’s two most recent fiscal years and any subsequent interim period to the date hereof, the Company has not consulted with VK regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the

Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that VK concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)     any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-B.

Item 7.  Financial Statements and Exhibits.

          The following exhibits are filed as part of this report:

Exhibit Number	Description

16.1	Letter from Deloitte dated June 8, 2004 regarding change in certifying accountant.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

Dated: June 8, 2004	By:	MATTHEW C. WOLSFELD
	Its:	Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit	Item	Method of Filing

16.1	Letter from Deloitte dated June 8, 2004 regarding change in certifying accountant.	Filed herewith electronically

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